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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005

New Plan Excel Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12244 (Commission File Number)	33-0160389 (IRS Employer Identification Number)
420 Lexington Avenue, 7th Floor New York, New York (Address of principal executive offices)	10170 (Zip Code)

(212) 869-3000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        New Plan Excel Realty Trust, Inc. (the "Company") is revising its historical financial statements in connection with its application of Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS No. 144") to certain transactions. During the nine months ended September 30, 2004, the Company sold certain properties and classified others as held for sale. In compliance with SFAS No. 144, the Company has reported revenues, expenses and gain on sale from these properties as income from discontinued operations for each period presented in its quarterly report filed since the date of the sales (including the comparable period of the prior year). The Company's next annual report on Form 10-K will include restated results of operations that reflect this reclassification for prior full years. However, the rules and regulations of the Securities and Exchange Commission (the "SEC") applicable to the Company require that it reclassify the reported revenue, expenses and gain on sale from these properties as income from discontinued operations in its financial statements for each of the periods presented in the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2004 and June 30, 2004, and in the Company's annual financial statements for each of the three years presented in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, if those financials are incorporated by reference in a registration statement to be filed with the SEC under the Securities Act of 1933, as amended, even though those financial statements relate to a period prior to the transactions giving rise to the reclassification.

        These reclassifications as discontinued operations have no effect on the Company's reported net income available to common shareholders or funds from operations as reported in prior SEC filings. Instead, they present the revenues and expenses relating to properties sold or held for sale as a single line item titled "discontinued operations," rather than presenting the revenues and expenses along with the Company's other results of operations.

        Following each set of these restated financial statements is an updated management's discussion and analysis of the financial condition and results of operations of the Company for the periods presented, which the Company believes may be helpful to the reader in reviewing these restated financial statements.

        For the Company's most recent information concerning its financial condition and results of operations (through the third quarter of 2004), please see the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, which is on file with the SEC.

Item 9.01. Financial Statements and Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Selected Financial Data
99.2	Financial Statements (including Management's Discussion and Analysis of Financial Condition and Results of Operations)
99.3	Ratio of Earnings to Fixed Charges and Preferred Stock Dividends

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.
Date: January 21, 2005	By:	/s/ Steven F. Siegel Steven F. Siegel Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Selected Financial Data
99.2	Financial Statements (including Management's Discussion and Analysis of Financial Condition and Results of Operations)
99.3	Ratio of Earnings to Fixed Charges and Preferred Stock Dividends

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX